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                                                                    Exhibit 99.1


   STATEMENT UNDER OATH OF PRINCIPAL OFFICER AND PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John C, Rossler, Chief Executive Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Value City Department Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statement in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Value City Department Stores, Inc.'s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the Annual Report on Form 10-K of Value City Department Stores, Inc., for the fiscal year ended February 2, 2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Value City Department Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.


          /s/ John C. Rossler                   Subscribed and sworn to
          ---------------------------           before me this 12th
          John C. Rossler                       day of September 2002
          Chief Executive Officer
          Value City Department Stores, Inc.    /s/William Jordan
          September 12, 2002                    --------------------------------
                                                Notary Public
                                                Franklin County, Ohio
                                                My Commission Expires : Lifetime